Putnam
Managed
Municipal
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-98


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* "[T]here is one type of staid, secure bond fund that has been overlooked amid the global scramble for safety, and that is now emerging as the best bargain in the bond market: municipal-bond funds."

                             -- The Wall Street Journal, October 5, 1998

* "After a year in which tax-free bonds underperformed Treasuries, municipal bonds appear ripe for a rebound. Economic growth, favorable credit fundamentals, and rising tax revenues are positive factors for the municipal bond market."

                             -- Richard P. Wyke, manager
                                Putnam Managed Municipal Income Trust

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

21 Financial statements

30 Results of October 1, 1998 shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Thanks in part to the rush of foreign investors to the safety of the U.S. bond market, yields on long-term municipal bonds have moved remarkably close to yields on taxable 30-year Treasury bonds. Save for a recent flurry of new tax-exempt bond issuance in the face of declining interest rates, the increased demand for tax-exempt bonds is not likely, in Putnam's view, to be matched by new supply; most issuers have already refinanced outstanding bonds at lower rates and the flow of refunding has fallen off markedly.

One of the greatest challenges for Fund Manager Richard Wyke thus may continue to be that of finding securities that meet Putnam Managed Municipal Income Trust's strict selection criteria. Rick has also adjusted the fund's credit and sector strategies in response to the changing environment and emerging trends he sees developing.

You will find details of these developments and other aspects of the fund's performance during the fiscal year that closed on October 31, 1998, in the following report from Rick. He also comments on prospects for the fiscal year that has just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 16, 1998



Report from the Fund Manager
Richard P. Wyke

Falling interest rates, which created a flurry of new municipal bond issuance, pressured municipal bond prices in the fiscal year ended October 31, 1998. As a result, long-term municipal bond yields are historically close to the yields on 30-year Treasury bonds, suggesting that tax-free securities are undervalued relative to Treasuries. Despite the supply and demand imbalance, Putnam Managed Municipal Income Trust appreciated 6.36% at net asset value and 4.52% at market price on a total return basis for the 12-month period. Additional performance information can be found on page 8.

Today's lower interest rates offer an important benefit for your fund. The potential for declining income may be offset in part by the declining cost of leveraging, a strategy that historically has been useful in enhancing the fund's income level. The fund issues preferred shares to institutional short-term investors at low rates and reinvests the proceeds in higher-paying longer-term bonds. The effect is a more positive cash flow for the fund. As of October 31, 1998, preferred shares had been issued in an amount equal to 27.87% of fund assets.

* MUNICIPAL BONDS OFFER EXCEPTIONAL VALUE

Throughout the dramatic shifts in the security markets during 1998, municipal bonds have continued to stand their ground. As foreign investors and hedge fund shareholders panicked about plummeting stock markets worldwide, they began a flight to quality -- moving from hedge funds and emerging-markets funds to the safety of U.S. Treasury bonds. This buying drove up the prices of Treasuries and consequently, because yields and prices move in an inverse relationship, pulled down their yields. Since foreign investors do not benefit from the tax advantages of municipal bonds, prices in this market did not rise as much as those of Treasuries. As a result, with municipal bond yields about equal to Treasury yields, we believe municipals have become an attractive investment choice for tax-paying U.S. fixed-income investors.

Although there are no guarantees, we currently expect the pace of supply of tax-free securities to decline -- a positive factor for municipal bond prices. Normally when interest rates fall, refundings boost the bond supply. Because rates have been low for some time and most issuers have already completed their refundings, we expect that the supply of new issues will slow. Perpetuating the slowdown in supply is the relationship of Treasury yields to municipal yields. Since Treasury yields fell so dramatically relative to municipal yields, the Treasury escrows used in prerefundings are not adequate to pay off the municipal issues.

* CREDIT FUNDAMENTALS AND STRONG ECONOMY BUOY SECTORS

Strong economic growth, which propelled the U.S. stock market to record highs during the period, is still contributing to rising city and state tax revenues. This, in turn, is improving investors' perceptions of issuers' creditworthiness -- prompting credit upgrades around the nation by the major rating agencies. Predictably municipal bond prices reacted favorably to the good news. While we expect the credit ratings to remain stable for the foreseeable future, investors may begin to take profits. In New York City, for example, bonds are trading at a premium, but their above-market yield makes them a valuable component of your fund's income strategy.

[GRAPHIC OMITTED: horizontal bar chart TOP FIVE INDUSTRY SECTORS]

TOP FIVE INDUSTRY SECTORS*

Health care          27.9%

Utilities            20.9%

Transportation       18.8%

Housing               6.8%

Education             3.4%

Footnote reads:
*Based on net assets as of 10/31/98. Holdings will vary over time.


The vigor of the economy, along with low petroleum prices, contributed to the strong performance of the transportation sector. Airlines are posting record profits and are in the best fiscal shape of the decade. Current airline-related bonds in the portfolio include those backed by carriers, such as American Airlines, that enjoys broad market diversification. Your fund also holds a significant position in Northwest Regional Airport bonds, which carry an attractive 7 5/8% coupon. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

The health-care sector, which constituted nearly 28% of net assets at period's end, experienced some yield spread widening in the secondary market as a result of Graduate Health System's recent surprise bankruptcy. Along with many other mutual fund and institutional investors, we believed the bonds, with an S&P rating of BB, represented a potential turnaround situation in Philadelphia's highly competitive market. But when merger talks failed to produce a buyer for the hospital, Graduate Health System defaulted. As the hospital reorganizes, the gap between yields of lower-rated and higher-rated health-care securities will create some attractive income and appreciation opportunities.

At 20.9% of net assets, utilities also represent a mainstay of your fund. In September, we purchased bonds issued by Connecticut Light & Power Co., a subsidiary of Northeast Utilities. CL&P, which has an investment in two of the three Millstone nuclear plants, rallied on news that the Nuclear Regulatory Commission allowed the start-up of Millstone 3. The utility, whose issue carries a 5.95% coupon, is in the process of selling its generating assets to become a wires company -- essentially a conduit transmitting and distributing energy from the power source to customers. This is a less capital intensive, lower risk business that investors and the rating agencies are likely to view favorably.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Baa -- 25.0%

Ba -- 11.3%

B and under -- 12.4%

A -- 8.4%

Aa -- 4.7%

Aaa -- 37.1%

VMIG1 -- 1.1%

Footnote reads:
 *As a percentage of market value as of 10/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* CAUTIONARY OUTLOOK

The bond markets are beginning to move away from their obsession with international markets. This fall, the Federal Reserve Board cut interest rates twice in three weeks (and yet a third time in mid November after the close of this reporting period), helping the U.S. bond markets to refocus on economic fundamentals.

The intermediate maturity range of the yield curve (8 to 15 years) -- which is where many of the fund's holdings are positioned -- has outperformed other maturities and this trend is likely to continue over the near term. However, with yields on short-term securities falling in response to the Fed's easing, the yield curve has steepened. We expect there will come a time when a shift into longer maturities will offer better performance. If this opportunity presents itself, we intend to take the necessary steps to capture the higher yields.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/98, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income free from federal income tax through a diversified portfolio of tax-exempt securities.


TOTAL RETURN FOR PERIODS ENDED 10/31/98

                                                    Lehman Bros.
                                           Market    Municipal     Consumer
                                 NAV       price    Bond Index   Price Index
---------------------------------------------------------------------------
1 year                           6.36%      4.52%      8.02%       1.36%
---------------------------------------------------------------------------
5 years                         31.99      46.96      36.12       12.42
Annual average                   5.71       8.00       6.36        2.37
---------------------------------------------------------------------------
Life of fund (2/24/89)         124.64     143.19     117.08       34.70
Annual average                   8.72       9.62       8.35        3.13
---------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/98
(most recent calendar quarter)

                                                               Market
                                                NAV             price
------------------------------------------------------------------------------
1 year                                         7.14%             3.84%
------------------------------------------------------------------------------
5 years                                       32.97             44.47
Annual average                                 5.86              7.64
------------------------------------------------------------------------------
Life of fund (2/24/89)                       124.79            137.68
Annual average                                 8.80              9.44
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

This performance information does not reflect any market volatility that may have occurred since the date of the information. As a result, more recent returns may be more or less than those shown.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/98

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                         12
------------------------------------------------------------------------------
Income                       $0.762
------------------------------------------------------------------------------
Capital gains1                 --
------------------------------------------------------------------------------
  Total                      $0.762
------------------------------------------------------------------------------
Preferred shares            Series A          Series B           Series C
                          (550 shares)      (550 shares)       (650 shares)
------------------------------------------------------------------------------
Income                     $3,649.19         $3,686.50          $3,635.55
------------------------------------------------------------------------------
Capital gains1                 --                --                 --
------------------------------------------------------------------------------
  Total                    $3,649.19         $3,686.50          $3,635.55
------------------------------------------------------------------------------
Share value (common shares)           NAV          Market price
------------------------------------------------------------------------------
10/31/97                             $9.92           $11.750
------------------------------------------------------------------------------
10/31/98                              9.82            11.438
------------------------------------------------------------------------------
Current return (common shares)
------------------------------------------------------------------------------
Current dividend rate2                7.76%             6.66%
------------------------------------------------------------------------------
Taxable equivalent3                  12.85             11.03
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Report of independent accountants
For the fiscal year ended October 31, 1998

To the Trustees and Shareholders of
Putnam Managed Municipal Income Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust (the "fund") at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 1998




Portfolio of investments owned
October 31, 1998

Key to Abbreviations
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FRB             -- Floating Rate Bonds
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
IF COP          -- Inverse Floating Rate Certificate of Participation
LOC             -- Letter of Credit
MBIA            -- Municipal Bond Investors Assurance Corporation
VRDN            -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.6%) (a)
PRINCIPAL AMOUNT                                                                                RATINGS(RAT)         VALUE
Alabama (0.7%)
--------------------------------------------------------------------------------------------------------------------------
        $ 4,000,000  Baldwin Cnty., Eastern Shore Hlth. Care Auth. Hosp.
                       Rev. Bonds (Thomas Hospital), 6 3/4s, 4/1/21                             Baa3        $    4,390,000

Alaska (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          AA               2,210,000

Arizona (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Apache Cnty., Indl. Dev. Auth. Poll. Control
                       Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. B,
                       5 7/8s, 3/1/33                                                           B                5,018,750
          4,000,000  Coconino Cnty., Poll. Control Corp. Rev. Bonds
                       (Tucson/Navajo Elec. Pwr.), Ser. A, 7 1/8s,
                       10/1/32                                                                  B                4,485,000
          5,304,879  Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                       (American West Airlines, Inc.), Ser. A 95-1,
                       8.3s, 1/1/06                                                             B+/P             5,336,602
          2,750,000  Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                       (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                                A3               3,025,000
                                                                                                            --------------
                                                                                                                17,865,352

Arkansas (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Northwest Regl. Apt. Auth. Rev. Bonds, 7 5/8s,
                       2/1/27                                                                   B+/P             5,712,500

California (9.2%)
--------------------------------------------------------------------------------------------------------------------------
          7,000,000  CA Hlth. Fac. Fin. Auth. IFB (Catholic Healthcare
                       West), AMBAC, 6.906s, 7/1/17                                             AAA              7,288,750
                     Corona, COP (Vista Hosp. Syst.)
          2,775,000    Ser. B, 9 1/2s, 7/1/20 (acquired 10/23/92,
                       cost $2,775,000) (RES)                                                   B-/P             3,323,053
          5,000,000    Ser. C, 8 3/8s, 7/1/11 (acquired 3/5/96,
                       cost $5,000,000) (RES)                                                   B-/P             5,675,000
          3,500,000  San Bernardino Cnty., IF COP (PA-100-Med.
                       Ctr. Fin.), MBIA, 9.03s, 8/1/28 (acquired 6/27/95,
                       cost $3,777,340) (RES)                                                   AAA/P            4,690,000
          3,000,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.), 8 3/8s,
                       7/1/29 (acquired 7/28/97, cost $3,000,000) (RES)                         B-/P             3,236,250
          8,750,000  Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                       (Vmc. Fac. Replacement), Ser. A, AMBAC, 6 3/4s,
                       11/15/20                                                                 AAA             10,270,313
         14,480,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                       Med. Fac.), 7.9s, 12/1/19                                                A-/P            15,266,264
          7,500,000  Valley Hlth. Syst. Hosp. Rev. Bonds, 6 1/2s, 5/15/25                       BBB-             8,118,750
                                                                                                            --------------
                                                                                                                57,868,380

Colorado (3.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Colorado Edl. Fac. Auth. Rev. Bonds (Ocean
                       Journey, Inc.), 8.3s, 12/1/17                                            B/P              5,950,000
                     Denver, City & Cnty. Arpt. Rev. Bonds
          2,940,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             3,344,250
          6,980,000    Ser. A, MBIA, 8 1/2s, 11/15/23                                           AAA              7,765,250
          1,775,000    Ser. A, 7 3/4s, 11/15/21                                                 Baa1             1,965,813
          1,050,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             1,355,813
                     Denver, City & Cnty. Arpt. Rev. Bonds, Prerefunded,
                       Ser. A
          1,060,000    8 3/4s, 11/15/23                                                         Aaa              1,229,600
            665,000    MBIA, 8 1/2s, 11/15/23                                                   Aaa                739,813
            465,000    7 3/4s, 11/15/21                                                         Aaa                526,031
                                                                                                            --------------
                                                                                                                22,876,570

Connecticut (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  CT State Dev. Auth. Poll. Ctrl. Rev. Bonds
                       (CT Lt. & Pwr. Co.), Ser. B, 5.95s, 9/1/28                               Ba3              3,521,875
          4,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22                         BB-/P            4,480,000
                                                                                                            --------------
                                                                                                                 8,001,875

Florida (4.2%)
--------------------------------------------------------------------------------------------------------------------------
          3,210,000  Escambia Cnty., Poll. Control Rev. Bonds
                       (Champion Intl. Corp.), 6.9s, 8/1/22                                     Baa1             3,494,888
          5,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                       (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                  B+/P             5,787,500
          9,150,000  Lee Cnty., Board of Directors Hosp. IFB
                       (Lee Memorial Hosp.), MBIA, 8.887s, 3/26/20                              AAA             10,774,125
                     Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                       (Orlando Regl. Hlthcare)
          2,000,000    MBIA, 6 1/4s, 10/1/18                                                    AAA              2,352,500
          2,170,000    MBIA, 6 1/4s, 10/1/11                                                    AAA              2,549,750
          1,240,000  Pinellas Cnty. Hlth. Fac. Auth. Sun. Coast Hlth. Syst.
                       Rev. Bonds (Sun. Coast Hosp.), Ser. A, 8 1/2s,
                       3/1/20                                                                   BB+              1,308,200
                                                                                                            --------------
                                                                                                                26,266,963

Georgia (5.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Atlanta, Arpt. Fac. Rev. Bonds, AMBAC, 5 1/4s,
                       1/1/10                                                                   AAA              2,127,500
          1,505,000  Atlanta, Special Purpose Fac. Rev. Bonds
                       (Delta Air Lines, Inc.), Ser. B, 7.9s, 12/1/18                           BBB-             1,586,074
          2,000,000  De Kalb Cnty., Hsg. Auth. Multi-Fam. Hsg. VRDN
                       (Wood Hills Apt.), 3.1s, 12/1/07                                         A-               2,000,000
          1,750,000  Fulton Cnty., Dev. Auth Fac. Rev. Bonds
                       (Delta Airlines, Inc.), 5 1/2s, 5/1/33                                   Baa3             1,723,750
          2,500,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                       Hlth. Care Syst.), Ser. B, MBIA, 8.901s, 8/1/10                          AAA              2,975,000
                     GA Muni. Elec. Auth. Pwr. Rev. Bonds, AMBAC
          7,000,000    Ser. Y, 6.4s, 1/1/13                                                     Aaa              8,260,000
          6,250,000    Ser. Z, 5 1/2s, 1/1/12                                                   Aaa              6,828,125
          3,250,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Kawneer Co. Inc.), Ser. 84, 9 1/2s, 6/1/15                              A1               3,635,938
          3,180,000  Savannah, Hosp. Rev. Bonds
                       (Chandler Hosp.), 7s, 1/1/11                                             Ba1              3,617,250
          1,900,000  Savannah, Hosp. Auth. Rev. Bonds
                       (Chandler Hosp.), 7s, 1/1/23                                             Ba1              2,161,250
                                                                                                            --------------
                                                                                                                34,914,887

Illinois (3.5%)
--------------------------------------------------------------------------------------------------------------------------
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          5,158,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                          Baa2             5,725,380
          3,090,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             3,426,038
          1,765,000    (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18                        Baa2             1,956,944
          3,000,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa2             3,603,750
          5,000,000    (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25                       Baa2             5,393,750
          2,500,000  IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                       (Regency Park-Lincolnwood), Ser. A,
                       10 1/4s, 4/15/19 (acquired 5/10/90,
                       cost $2,396,628) (In default) (NON) (RES)                                D/P              1,925,000
                                                                                                            --------------
                                                                                                                22,030,862

Indiana (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          9,300,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                       (Federal Express Corp.), 7.1s, 1/15/17                                   Baa2            10,392,750

Iowa (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives)
          3,000,000    9 1/4s, 7/1/25                                                           BB/P             4,016,250
          2,350,000    9.15s, 7/1/09                                                            BB/P             3,060,875
                                                                                                            --------------
                                                                                                                 7,077,125

Kansas (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          7,500,000  Burlington, Poll. Control IFB (KS Gas & Electric),
                       Ser. 91-4, MBIA, 9.67s, 6/1/31(acquired 12/17/91,
                       cost $7,800,000) (RES)                                                   Aaa              8,925,000
          8,400,000  Witchita, Hosp. IFB, Ser. 111-A, MBIA, 8.55s,
                       10/20/17                                                                 AAA             10,027,500
                                                                                                            --------------
                                                                                                                18,952,500

Kentucky (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          7,785,000  Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                       (Delta Air Lines, Inc.), Ser. A, 7 1/2s, 2/1/20                          Baa3             8,514,844
          1,000,000  Scott Cnty. Indl. Dev. Rev. Bonds (Hoover
                       Group Inc.), 8 1/2s, 11/1/14                                             BA3              1,127,500
          2,740,000  Trimble Cnty., Poll. Control Rev. Bonds, Ser. B, 6.55s,
                       11/1/20                                                                  Aa2              2,962,625
                                                                                                            --------------
                                                                                                                12,604,969

Louisiana (3.6%)
--------------------------------------------------------------------------------------------------------------------------
         12,500,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                              A3              14,250,000
                     W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.)
          5,050,000    8s, 12/1/24                                                              Ba1              5,337,143
          2,750,000    Ser. C, 7s, 11/1/15                                                      Ba1              3,038,750
                                                                                                            --------------
                                                                                                                22,625,893

Maryland (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  MD State Cmnty. Dev. Admin. Rev. Bonds
                       (Residential), Ser. B, FHA Insd., 5.35s, 9/1/30                          Aa2              5,043,750
          4,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
                       prerefunded (Doctors Cmnty. Hosp.), 8 3/4s,
                       7/1/12                                                                   Aaa              4,415,000
                                                                                                            --------------
                                                                                                                 9,458,750

Massachusetts (6.4%)
--------------------------------------------------------------------------------------------------------------------------
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,000,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                                      Ba2              2,047,860
          3,900,000    (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s,
                       8/15/24                                                                  BB/P             4,407,000
          1,010,000    (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Baa3             1,122,363
          3,000,000    (New England Baptist Hosp.), Ser. B, 7.3s, 7/1/11                        AAA              3,330,000
          1,100,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/14                                  A                1,141,624
          1,185,000    (Norwood Hosp.), Ser. C, 7s, 7/1/14                                      Ba               1,321,275
          2,000,000    (Beth Israel Hosp.), Ser. E, 7s, 7/1/09                                  A                2,075,560
          3,400,000    (Sisters Providence Hlth. Syst), Ser. A, 6 5/8s,
                       11/15/22                                                                 Aaa              3,893,000
          7,645,000  MA State Hsg. Fin. Agcy. Rev. Bonds, 7s, 7/1/40
                       (acquired 6/3/98, cost $7,739,333) (RES)                                 Aaa              8,065,475
          5,000,000  MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA), Ser. B, 9 1/4s, 7/1/15                                BB-/P            5,606,250
                     MA State Indl. Fin. Agcy. Rev. Bonds
          2,000,000    (Orchard Cove Inc.), 9s, 5/1/22                                          AAA/P            2,392,500
          2,760,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            3,084,300
          2,000,000    (1st Mtge. Pioneer Valley Living Ctr.), 7s, 10/1/20                      B/P              2,013,380
          1,323,785    (1st Mtge. Pioneer Valley Living Ctr.), zero %,
                       10/1/20                                                                  B/P                  1,655
                                                                                                            --------------
                                                                                                                40,502,242

Michigan (5.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,295,000  Detroit, Loc. Dev. Fin. Auth. Tax Increment
                       Rev. Bonds, Ser. A, 9 1/2s, 5/1/21                                       BBB+/P           5,298,956
          3,405,000  MI State Hosp. Fin. Auth. Rev. Bonds (Pontiac
                       Osteopathic Hosp.), Ser. A, 6s, 2/1/14                                   Baa1             3,562,481
          6,015,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Env. Research), 8 1/8s, 10/1/14                                         AAA/P            6,406,035
          2,000,000  MI State Strategic Fund Resource Recvy. Ltd.
                       Rev. Bonds (Wayne Energy), Ser. A, 6.9s, 7/1/19                          B/P              2,027,500
          8,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                       (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                   B+/P             8,680,000
          2,700,000  Pontiac Hosp. Fin. Auth. Rev. Bonds (NOMC
                       Obligation Group), 6s, 8/1/18                                            Baa3             2,781,000
          6,500,000  Waterford, Econ. Dev. Corp. Rev. Bonds
                       (Canterbury Hlth. Care, Inc.), 8 3/8s, 7/1/23
                       (acquired 5/18/95, cost $6,679,083) (RES)                                B-/P             6,175,000
                                                                                                            --------------
                                                                                                                34,930,972

Minnesota (2.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,900,000  Chaska, Indl. Dev. Rev. Bonds (Lifecore
                       Biomedical, Inc.), 10 1/4s, 9/1/20                                       BB-/P            2,079,702
          5,000,000  MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                       Ser. E, 6.85s, 1/1/24                                                    AA+              5,331,250
          5,850,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                       (Healtheast), Ser. B, 6 5/8s, 11/1/17                                    Baa3             6,274,125
                                                                                                            --------------
                                                                                                                13,685,077

Mississippi (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,100,000  Claiborne Cnty., Rev. Bonds (Middle South
                       Energy, Inc.) Ser. A, 9 1/2s, 12/1/13                                    Ba1              4,238,170
          4,000,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                       South Energy, Inc.) Ser. C, 9 7/8s, 12/1/14                              Ba1              4,135,920
                                                                                                            --------------
                                                                                                                 8,374,090

Missouri (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,700,000  Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev. Bonds
                       (Park Lane Med. Ctr.), 8 3/4s, 1/1/15                                    BB+/P            3,880,375

Nebraska (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Gage Cnty, Indl. Dev. Rev. Bonds (Hoover
                       Group Inc.), 8 1/2s, 12/1/07                                             Ba3              2,257,500
          2,500,000  Kearney, Indl. Dev. Rev. Bonds (Great Platte
                       River Road), 6 3/4s, 1/1/28                                              B/P              2,440,625
                     NE Investment Fin. Auth. Single Fam. Mtge. IFB
            700,000    Ser. B, GNMA Coll., 11.419s, 3/15/22                                     Aaa                769,125
          1,700,000    Ser. B, GNMA Coll., 10.094s, 10/17/23                                    Aaa              1,870,000
          1,700,000    GNMA Coll., 9.293s, 9/15/24                                              Aaa              1,923,125
          2,150,000    Ser. C, 7.918s, 3/1/20                                                   Aaa              2,373,063
                                                                                                            --------------
                                                                                                                11,633,438

Nevada (1.7%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
          4,000,000    (NV Pwr. Co.), 7.8s, 6/1/20                                              Baa3             4,270,000
          6,000,000    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                            Baa3             6,660,000
                                                                                                            --------------
                                                                                                                10,930,000

New Hampshire (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,085,000  NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                       (Alice Peck Day Memorial Hosp.), 9 3/8s, 11/1/20                         BB+/P            2,290,894

New Jersey (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          8,000,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              8,760,000

New York (5.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Dutchess Cnty., Indl. Dev. Agency Civic Fac. Rev.
                       Bonds (Marist College), Ser. A, VRDN, 2.9s, 7/1/28                       A-1+             2,000,000
          2,100,000  Long Island, Pwr. Auth. NY Elec. Syst. VRDN, Ser. 1,
                       3s, 5/1/33 (Bayerische Landesbank (LOC))                                 VMIG1            2,100,000
                     NY City, G.O. Bonds
          7,000,000    Ser. F, 8 1/4s, 11/15/10                                                 AAA              8,023,750
          4,925,000    Ser. D, 8s, 8/1/18 (Group C)                                             Aaa              5,552,938
          5,000,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       7.05s, 6/15/17 (acquired 5/21/98,
                       cost $5,292,577) (RES)                                                   AAA/P            5,475,000
          1,800,000  NY State Hsg. Fin. Agcy. VRDN (Normadie Court I),
                       2 3/4s, 5/15/15 (Landesbank Hessien (LOC))                               VMIG1            1,800,000
          2,000,000  NY State Local Govt. Assistance Corp. VRDN,
                       Ser. B, 2.7s, 4/1/25                                                     VMIG1            2,000,000
          5,000,000  Port Auth. NY & NJ G.O. Bonds, Ser. 96, FGIC, 6.6s,
                       10/1/23                                                                  AAA              5,618,750
                                                                                                            --------------
                                                                                                                32,570,438

Ohio (3.7%)
--------------------------------------------------------------------------------------------------------------------------
         20,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                       (Cleveland Co.), FGIC, 8s, 12/1/13                                       AAA             23,200,000

Oklahoma (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,870,000  Oklahoma Cnty., Indl. Auth. Rev. Bonds
                       (Epworth Villa), Ser. A, 10 1/4s, 4/1/19                                 AAA/P            2,996,424
          3,500,000  Tulsa Muni. Arpt. Trust Rev. Bonds (American
                       Airlines, Inc.), 7 3/8s, 12/1/20                                         Baa2             3,736,250
                                                                                                            --------------
                                                                                                                 6,732,674

Pennsylvania (6.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                       Rev. Bonds (U.S. Air, Inc.), Ser. B, 8 1/2s, 3/1/21                      B+               4,435,000
          4,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds (Forum Place),
                       Ser. A, 6s, 1/15/25                                                      BB-/P            4,550,625
          1,240,000  Langhorne Manor Boro Higher Ed. Hlth. Auth.
                       Rev. Bonds (Lower-Bucks Hosp.), 7.35s, 7/1/22                            Ba3              1,314,400
          2,105,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Rev.
                       Bonds (Northwestern Corp.), Ser. A, 8 3/8s,
                       6/1/04                                                                   BBB/P            2,299,713
          7,250,000  PA Convention Ctr. Auth. Rev. Bonds, MBIA, 6.7s,
                       9/1/14                                                                   Aaa              8,310,313
          7,750,000  PA Econ. Dev. Fin. Auth. Rev. Bonds (MacMillan Ltd.
                       Partnership), 7.6s, 12/1/20                                              Baa2             9,464,688
          1,000,000  PA State Econ. Dev. Fin. Auth. Res. Recvy. Rev.
                       Bonds (Colver), Ser. D, 7 1/8s, 12/1/15                                  BBB-             1,111,250
                     PA State Higher Ed. Assistance Agcy. IFB, Ser. B
          2,000,000    AMBAC, 8.589s, 3/1/22                                                    AAA              2,277,500
          6,000,000    MBIA, 11.041s, 3/1/20                                                    AAA              6,765,000
          5,000,000  Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                       Rev. Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/10
                       (acquired 4/11/96, cost $5,028,299) (In default) (NON) (RES)             CCC              2,000,000
                                                                                                            --------------
                                                                                                                42,528,489

Puerto Rico (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,200,000  Cmnwlth. of PR, Hwy. Trans. Auth. VRDN, AMBAC,
                       2.6s, 7/1/28                                                             VMIG1            1,200,000
          1,000,000  Cmnwlth. of PR, Hwy. Trans. Auth. Rev. Bonds,
                       Ser. A, 5s, 7/1/38                                                       A                  976,250
                                                                                                            --------------
                                                                                                                 2,176,250

South Carolina (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  SC State Hsg. Fin. & Dev. Auth. Multi-Fam. Mtge.
                       Rev. Bonds, 8 1/2s, 10/1/21                                              BBB              5,443,750

Tennessee (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Chattanooga, Indl. Dev. Board Rev. Bonds
                       (Warehouse Row Ltd.), VRDN, 3.15s, 12/15/12                              A-1+             4,000,000
          2,000,000  Memphis-Shelby Cnty. Arpt. Auth. Rev. Bonds
                       (Federal Express), 6 3/4s, 9/1/12                                        Baa2             2,185,000
                                                                                                            --------------
                                                                                                                 6,185,000

Texas (7.3%)
--------------------------------------------------------------------------------------------------------------------------
         10,100,000  Alliance, Arpt. Auth. Rev. Bonds (Federal
                       Express Corp.), 6 3/8s, 4/1/21                                           Baa2            10,895,375
          3,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa2             3,206,250
          3,850,000  Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                       Baptist Hosp.), FSA, 9.19s, 1/3/22                                       AAA              4,586,313
                     Bell Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Heartway Corp.)
            420,000    Ser. B, 10s, 3/1/19                                                      CCC+/P             105,525
          2,490,000    Ser. A, 9 1/2s, 3/1/19                                                   CCC+/P           2,542,913
          3,200,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                                AAA/P            3,724,000
          7,250,000  Brazos River, Poll. Control Auth. Rev. Bonds
                       (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                            Baa1             7,893,438
          4,500,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp. Rev.
                       Bonds (American Airlines, Inc.), 7 1/2s, 11/1/25                         Baa2             4,820,625
          2,000,000  Lower Neches Valley, Indl. Dev. Swr. Auth. Rev.
                       Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                           Aa2              2,190,000
          5,495,000  Texas State Fin. Auth. Rev. Bonds, Ser. A, 5.9s, 10/1/12                   Aa2              6,065,106
                                                                                                            --------------
                                                                                                                46,029,545

Utah (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Tooele Cnty., Hazardous Waste Treatment
                       Rev. Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26                        BBB-             4,956,250

Virginia (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,800,000  Culpepper, Ind. Dev. Auth. Res. Care Fac. VRDN
                       (Baptist Homes), 3.8s, 11/1/17                                           A-1+             3,800,000
          5,400,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                       FGIC, 9.418s, 8/15/23                                                    AAA              6,426,000
                                                                                                            --------------
                                                                                                                10,226,000

Washington (2.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             AA+              5,568,750
                     WA State Pub. Pwr. Supply Syst. Rev. Bonds
          6,315,000    (Nuclear Project No. 1), Ser. A, 7 1/2s, 7/1/15                          Aaa              6,622,353
          5,000,000    (Nuclear Pwr. No. 2), Ser. A, AMBAC, 5.6s, 7/1/09                        AAA              5,443,750
                                                                                                            --------------
                                                                                                                17,634,853

West Virginia (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,500,000  Randolph Cnty. Rev. Bonds (Davis Memorial Hosp.),
                       Ser. A, 7.65s, 11/1/21                                                   Baa1             3,915,625
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $582,629,585) (b)                                              $  619,835,338
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $628,903,599.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      October 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $582,646,401, resulting in gross unrealized appreciation and depreciation of $43,797,687 and $6,608,750, respectively, or net unrealized appreciation of $37,188,937.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1998 was $49,489,778 or 7.9% of net assets.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at October 31, 1998, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1998.

      The fund had the following industry group concentrations greater than 10% at October 31, 1998 (as a percentage of net assets):

            Health care                       27.9%
            Utilities                         20.9
            Transportation                    18.8

      The fund had the following insurance concentration greater than 10% at October 31, 1998 (as a percentage of net assets):

            MBIA                              10.5%

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1998
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $582,629,585) (Note 1)                                            $619,835,338
-----------------------------------------------------------------------------------------------
Cash                                                                                  4,363,287
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       12,226,591
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          475,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        636,900,216

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 2,934,991
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      3,809,948
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,083,188
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               38,087
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            14,918
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,509
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  112,976
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     7,996,617
-----------------------------------------------------------------------------------------------
Net assets                                                                         $628,903,599

Represented by
-----------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares, without par value:
8,000 shares authorized (1,750 shares issued at $100,000
per share) (Note 4)                                                                $175,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             427,604,731
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          8,804,371
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                               (19,711,256)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           37,205,753
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $628,903,599

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares                                     $175,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                          137,511
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                             $175,137,511
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                              $453,766,088
-----------------------------------------------------------------------------------------------
Net asset value per common shares
($453,766,088 divided by 46,221,286 shares)                                               $9.82
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1998
Tax exempt interest income:                                                         $41,922,238
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      4,282,395
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          507,835
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        17,198
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         11,970
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  36,825
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 41,834
-----------------------------------------------------------------------------------------------
Legal                                                                                    28,416
-----------------------------------------------------------------------------------------------
Postage                                                                                  69,422
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    41,115
-----------------------------------------------------------------------------------------------
Other                                                                                    73,467
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  465,364
-----------------------------------------------------------------------------------------------
Total expenses                                                                        5,575,916
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (42,183)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          5,533,733
-----------------------------------------------------------------------------------------------
Net investment income                                                                36,388,505
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (1,097,907)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,594,704)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                2,673,279
-----------------------------------------------------------------------------------------------
Net loss on investments                                                                 (19,332)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $36,369,173
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1998            1997
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 36,388,505    $ 38,451,774
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                     (2,692,611)    (12,691,187)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            2,673,279      18,595,112
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 36,369,173      44,355,699
---------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from
net investment income                                                                (6,397,736)     (6,313,568)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $137,511
and $128,615 respectively)                                                           29,971,437      38,042,131
---------------------------------------------------------------------------------------------------------------
Distributions to common shareholders from
net investment income                                                               (35,091,416)    (34,801,505)
---------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection
with reinvestment of distributions                                                    3,980,143       4,236,683
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in  net assets                                             (1,139,836)      7,477,309

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   630,043,435     622,566,126
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $8,804,371 and $13,905,473, respectively)                                $628,903,599    $630,043,435
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                                       45,852,179      45,450,073
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                          369,107         402,106
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                             46,221,286      45,852,179
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                                           1,750           1,750
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                     $9.92            $9.85           $10.08            $9.49           $10.88
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .79              .84              .86              .90              .94
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .01              .13             (.19)             .60            (1.37)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .80              .97              .67             1.50             (.43)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.14)            (.14)            (.14)            (.15)            (.11)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.76)            (.76)            (.76)            (.76)            (.76)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.90)            (.90)            (.90)            (.91)            (.96)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                                     $9.82            $9.92            $9.85           $10.08            $9.49
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                                    $11.44           $11.75           $10.88           $10.63            $9.25
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at market value
(common shares) (%)(a)                               4.52            16.01            10.26            24.23           (11.56)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                      $628,904         $630,043         $622,566         $628,454         $596,992
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.22             1.21             1.24             1.20             1.23
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         6.57             7.13             7.31             7.70             9.20
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         19.97             9.63            78.92            79.71            48.40
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effects of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.(Note 2)




Notes to financial statements
October 31, 1998

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1998, the fund had a capital loss carryover of approximately $16,290,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

  Loss Carryover                 Expiration
 ----------------            ----------------
   $ 1,886,000               October 31, 2002
       321,000               October 31, 2003
    11,188,000               October 31, 2005
     2,895,000               October 31, 2006

F) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and B and a 7-day period for Series
C. The applicable dividend rate for the remarketed preferred shares on October 31, 1998 was Series A 3.55%, Series B 3.60% and Series C 3.40%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, defaulted bond interest and unrealized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1998, the fund reclassified $455 to decrease undistributed net investment income and $206,089 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $206,544. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1998, fund expenses were reduced by $42,183 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $650 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended October 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $123,134,296 and $124,704,798, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed Preferred Shares

The Series A (550), B (550) and C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1998, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Results of October 1, 1998 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 1, 1998. At the meeting, each of the nominees for Trustees was elected, as follows:

                             Common Shares        Preferred Shares
                                        Votes                   Votes
                         Votes for    withheld  Votes for     withheld

Jameson Adkins Baxter   34,131,656     539,076      881          12
Hans H. Estin           34,118,876     551,856      881          12
J.A. Hill                     not applicable        881          12
Ronald J. Jackson       34,154,182     516,550      881          12
Paul L. Joskow          34,138,463     532,269      881          12
Elizabeth T. Kennan     34,126,422     544,310      881          12
Lawrence J. Lasser      34,119,849     550,883      881          12
John H. Mullin III      34,139,599     531,133      881          12
Robert.E Patterson            not applicable        881          12
Donald S. Perkins       34,087,354     583,378      881          12
William F. Pounds       34,092,280     578,452      881          12
George Putnam           34,098,047     572,685      881          12
George Putnam, III      34,098,368     572,364      881          12
A.J.C. Smith            34,121,144     549,588      881          12
W. Thomas Stephens      34,136,644     534,088      881          12
W. Nicholas Thorndike   34,104,748     565,984      881          12

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares -- 33,803,674 votes for, and 230,529 votes against, with 636,529 abstentions and broker non-votes.

Preferred Shares -- 893 votes for, and 0 votes against, with 0 abstentions and broker non-votes.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows:

Common Shares -- 26,412,195 votes for, and 2,192,051 votes against, with 6,066,486 abstentions and broker non-votes.

Preferred Shares -- 698 votes for, and 184 votes against, with 11 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com
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47854  12/98